Exhibit 10.7

Form Customer Agreement

                                                                                                                                              Agreement No.__
Agreement Dated:__

          Party A:
          Party B: Simply Good Limited

WITNESSETH

          WHEREAS, the parties hereto desire to enter into this Agreement to define and set forth the terms and conditions of the sales and purchase between Party A and Party B;

1.	Item:
2.	Class:
3.	Glue:

Specification			Number of Packages	Number of Units	Quantity(M3)	Price per Unit	Total Price	Note
Thickness	Length	Width

Total

4.	Quality Requirements
(1)	Thickness Error Allowance:
(2)	Water Content:
(3)	No mould.
5.	Packaging:
6.	Time of Delivery:
7.	Place of Delivery:
8.	Payment Method: The payment shall be made to the independent third party Optimost Investment Limited within 90 days.
9.
Neither Party shall modify or terminate this Agreement without mutual agreement by both Parties, otherwise it shall be deemed to constitute a breach of contract and the non-breaching party shall be entitled to the remedy of expectation damages.

10.	Arbitration: Any disputes of this Agreement shall be submitted for arbitration.
11.	This Agreement is executed in two (2) copies with each party holding one copy.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and become effective as of the date first above written upon the signature and seals by both parties.

           Party A:

           Party B: Simply Good Limited

Date:__